As filed with the Securities and Exchange Commission on March
   22,     1996

                                   1933 Act Registration No. 33-39574
                                   1940 Act Registration No. 811-6254
_____________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  __________
                                  FORM N-1A
     REGISTRATION STATEMENT UNDER THE        [ ]
       SECURITIES ACT OF 1993

     Pre-Effective Amendment No.             [ ]

     Post-Effective Amendment No.    8       [X]

                         and/or

     REGISTRATION STATEMENT UNDER THE        [ ]
       INVESTMENT COMPANY ACT OF 1940

     Amendment No.    8                      [X]
               (Check appropriate box or boxes)
                                  __________
                           PENN CAPITAL FUNDS, INC.
              (exact name of Registrant as Specified in Charter)
    216 Boulevard of the Allies, 6th Floor, Pittsburgh, Pennsylvania 15222
       (Address of Principal Executive Office)            (Zip Code)

Registrant's Telephone Number, including Area Code: (412) 281-2754

                        James M. Beimel, Jr. President
                           Penn Capital Funds,Inc.
                   216 Boulevard of the Allies, 6th floor,
                             Pittsburgh, PA 15222
                   (Name and Address of Agent for Service)

     Registrant has registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. A Rule 24f-2 Notice for Registrant's fiscal year ended September 30, 1995 has been filed.

    It is proposed that this filing will become effective (check appropriate box)

          __ immediately upon filing pursuant to paragraph (b)

          __ on (date) pursuant to paragraph (b)

          __ 60 days after filing pursuant to paragraph (a)(1)

          __ on (date) pursuant to paragraph (a)(1)

          x  75 days after filing pursuant to paragraph (a)(2)

          __ on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:

          __ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           PENN CAPITAL FUNDS, INC.
                           AGGRESSIVE GROWTH FUND
                            CROSS-REFERENCE SHEET
                      BETWEEN ITEMS ENUMERATED IN PART A
                         OF FORM N-1A AND PROSPECTUS

     Item Number
     of Form N-1A                       Location in Prospectus

1.   Cover Page...........................Cover Page

2.   Synopsis.............................Summary of Fund Expenses

3.   Condensed Financial Information......Financial Highlights

4.   General Description of Registrant....General Description of
                                          Fund

5.   Management of the Fund...............Management of the Fund

5A.  Management's Discussion of
     Fund Performance.....................Inapplicable

6.   Capital Stock and Other Securities...Description of Shares

7.   Purchase of Securities Being
     Offered..............................How Shares May Be
                                          Purchased

8.   Redemption or Repurchase.............Redemption or
                                          Repurchases

9.   Legal Proceedings....................Inapplicable

     This prospectus relates only to the Aggressive Growth Fund Series of Penn Capital Funds, Inc. Information relating to the Asset
Allocation Fund Series is contained in Post-Effective Amendment No.
7.

                           PENN CAPITAL FUNDS, INC.
                           AGGRESSIVE GROWTH FUND
                            CROSS-REFERENCE SHEET

                      BETWEEN ITEMS ENUMERATED IN PART B
             OF FORM N-1A AND STATEMENT OF ADDITIONAL INFORMATION
     Item Number                        Location in Statement of
     of Form N-1A                       Additional Information

10.  Cover Page...........................Cover Page

11.  Table of Contents....................Table of Contents

12.  General Information and History......General Information

13.  Investment Objectives and Policies...Investment Objective and
                                          Policies

14.  Management of the Fund...............Directors and Officers

15.  Control Persons and Principal
     Holders of Securities................Directors and Officers

16.  Investment Advisory and Other
     Services.............................Investment Adviser

17.  Brokerage Allocation.................Brokerage

18.  Capital Stock and Other Securities...Capital Stock

19.  Purchase, Redemption and Pricing of
     Securities Being Offered.............Additional Purchase and
                                          Redemption Information;
                                          Tax Shelter Plans

20.  Tax Status...........................Federal Taxes

21.  Underwriters.........................Distributor

22.  Calculation of Performance Data......Inapplicable

23.  Financial Statements.................Inapplicable

                           PENN CAPITAL FUNDS, INC.
                            AGGRESSIVE GROWTH FUND
                         216 Boulevard of the Allies
                        Pittsburgh, Pennsylvania 15222
                                 412-281-2754

                            PROSPECTUS-MAY , 1996

     PENN CAPITAL FUNDS, INC. ("PCF") is an open-end, diversified management investment company. PCF intends to offer shares in more than one fund, each of which will represent a separate class of PCF's shares and each of which will have a different investment objective and different investment policies.

     The class of securities offered hereby consists of shares of the
   Aggressive Growth Fund     (the "Fund").     The Fund seeks a high
total investment return for investors willing to assume a higher degree of risk through investment in common stocks and American
Depository Receipts     (see General Description of the Fund").

     The Fund's investment adviser is    George M. Ruby    .

     This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. You should read this prospectus and retain it for future reference.

     Additional information about the Fund is contained in a Statement of Additional Information dated May , 1996, which may be revised from time to time and which provides further information on certain matters discussed in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and (together with any supplement thereto) is incorporated herein by reference. A copy of the Statement of Additional Information may be obtained without charge by writing or telephoning PCF at the address or telephone number listed above.

     Prospectuses for the other series may be obtained by writing PCF at the above address.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

Key Facts:
     The Fund at a Glance                                                    3
     Summary of Fund Expenses                                                4
     Financial Highlights                                                    5

The Fund In Detail:
     General Description of Fund                                             5
     Risks to be Considered                                                  7
     Management of the Fund                                                  7
     Portfolio Brokerage                                                     7
     Rule 12b-1 Distribution Plan                                            8

Your Account:
     How Shares May Be Purchased (including sales charges)                   9
     Calculation of Net Asset Value                                         11
     Tax-Sheltered Retirement Plans                                         12
     Redemption and Repurchases                                             12
     Automatic Withdrawal Plan                                              13
     Dividends, Distributions and Taxes                                     14

More About The Fund:
     Additional Information                                                 14

THE FUND AT A GLANCE

   Investment Goal: Capital appreciation (increase in the value of the Fund's shares) through investment in common stocks and American
Depository Receipts, as selected by the Fund's investment adviser.

   Strategy: Invest in common stock and American Depository Receipts. The Fund is an open-end diversified management investment company.

Risks: The Fund is intended for long-term investors who want long-term growth rather than income and who are willing to assume a risk of significant fluctuations in value over the short-term. It is not suitable for short-term investors or those seeking current income.

Investment Adviser:    George M. Ruby    .  See "Management of the
Fund" in this Prospectus.

To Purchase Shares: See "How Shares May Be Purchased" in this
Prospectus.

To Redeem Shares: See "Redemption and Repurchases" in this Prospectus.

                           SUMMARY OF FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSE
     Maximum Sales Load Imposed on Purchases
          (as a percentage of offering price). . . . . . . . . . . . . . 4.75%
     Maximum Sales Load Imposed on Reinvested Dividends. . . . . . . . . .None
     Deferred Sales Loan . . . . . . . . . . . . . . . . . . . . . . . . .None
     Redemption Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . .None
     Exchange Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . .None


Estimated Annual Fund Operating Expenses
 (as a percentage of average net asset)
Management Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.00%
12b-1 Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.25%
Other Expenses*. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.00%
     Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . 0.50%
Total Fund Operating Expenses* . . . . . . . . . . . . . . . . . . . . . 4.75%

*Estimated

     The purpose of the tables is to help you understand all expenses and fees that you would bear directly or indirectly as a Fund shareholder. Since the Fund has not commenced operation yet, the Fund's expenses are estimated based on the experience of PCF's existing fund.


EXAMPLE

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) reinvestment of all dividends and capital distribution.

          1 Year         3 Years        5 Years        10 Years
          $92.80         $185.74        $275.14         $505.63

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

     The Fund will commence operations using the funds acquired pursuant to this offering. As a result, it has no operating history at this point. It is anticipated that once this offering is declared effective by the Securities and Exchange Commission, the Fund's Investment Adviser will immediately invest in the Fund approximately $100,000 as the initial funds for operation of the Fund.

                         GENERAL DESCRIPTION OF FUND

   INVESTMENT OBJECTIVE - The Fund's investment objective is capital appreciation. It seeks to achieve its objective by investing primarily in common stocks and American Depository Receipts, the earnings and prices of which the Investment Adviser expects to grow at a rate above that of the S&P 500. However, there can be no assurance that the Fund's investment objective will be achieved. The Fund's investment objective cannot be changed without approval by the holders of a majority, as defined in the Investment Company Act of 1940, as amended, (the "Investment Company Act"), of the Fund's outstanding voting shares.

INVESTMENT POLICIES - The Fund intends that, under normal market conditions, it will have at least 90% of its total assets invested in a portfolio of common stocks and American Depository Receipts, which the Investment Adviser believes have above-average earnings growth prospects based on a company-by-company analysis (rather than on broader analysis of specific industries or sectors of the economy).

     The Investment Adviser seeks to identify stocks of companies which he expects to enter into an accelerating earnings period, to attract increasing institutional sponsorship or to demonstrate strong price appreciation relative to broad market averages over the long term. The companies in which the Fund invests do not necessarily have records of past high growth. Examples of possible investments include companies with cyclical earnings, companies with new and innovative products or services, companies facing a changed economic, competitive or regulatory environment, companies with a new or different management approach and initial public offerings of companies which the Investment Adviser believes offer above-average growth potential.

     The Fund intends to invest primarily in companies with low and medium market capitalization. On occasion, the Fund will invest in large capitalization companies that, in the opinion of the Investment Adviser, are undervalued and present an opportunity for significant appreciation over the long term.

     The Investment Adviser gets information from various sources and daily publications which show current earnings reports for most domestic and many international companies. He analyzes financial reports and makes investment decisions based on the financial strength of companies. The Investment Adviser also looks for companies which have paid dividends consistently, but also have a likelihood of significant appreciation over the long term.

     The Fund retains cash and cash equivalents in amounts deemed adequate for current needs, and may make short-term investments during periods when, in the opinion of the Investment Adviser, attractive equity investments are not available. See "Certain Portfolio
Securities - Short-Term Investments".

     The Fund's net asset value may be subject to above-average fluctuations compared to the net asset value of other investment companies because greater than average risk will be assumed in investing in companies for the purposes of seeking to achieve higher than average capital growth. The Fund's investment policies may result in portfolio turnover substantially greater than the turnover of many other investment companies. See "Portfolio Turnover".

CERTAIN PORTFOLIO SECURITIES

American Depository Receipts - The Fund may invest up to 50% of its total net assets in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. The Fund may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security.
Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Short-Term Investments - The Fund may invest in short-term investments during periods when, in the opinion of the Investment Adviser, attractive equity investments are temporarily unavailable or other circumstances or market conditions warrant such investments. Under normal circumstances no more than 10% of the Fund's total assets will be retained in cash and equivalents. Such investments may include U.S. Treasury Bills or other U.S. Government or Government agency obligations; certificates of deposit of the 50 largest commercial banks in the United States, measured by total assets as shown by their most recent annual financial statements; commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or P-1 or P-2 by Moody's Investors Service or, if not rated, issued by companies having an outstanding debt issue rated AA or better by Standard & Poor's or Aa by Moody's; or shares of money market mutual funds.

INVESTMENT RESTRICTIONS

     Borrowings by the Fund are not permitted except (a) from banks for temporary or emergency purposes up to a maximum of 5% of the value of the total net assets of the Fund at the date of borrowing and (b) in an amount up to one-third of the value of the Fund's total net assets, in order to meet redemption requests without immediately selling any securities.

     For a further discussion of investment policies, see the Statement of Additional Information.

     The Fund's investment objective and investment policies are deemed fundamental policies and may not be changed without shareholder approval.

CALCULATING FUND PERFORMANCE

     Fund performance will be calculated pursuant to a formula which is described in detail in the Statement of Additional Information, which is incorporated herein by reference.



                                 RISK FACTORS

     The Fund is intended for long-term investors who are willing to assume the risk of significant fluctuations in value over the short-run in search of potentially greater-than-average capital appreciation. It is not suitable for short-term investors or those seeking current income.

LACK OF EXPERIENCE OF THE INVESTMENT ADVISER - Although the Investment Adviser has been investing his own money in stocks of both U.S and foreign issuers for many years, he has no experience in managing a portfolio of stocks for an investment company or mutual fund, such as the Fund, or any other institutional or individual investor.

OTHER INVESTMENT CONSIDERATIONS - The Fund's net asset value is not fixed and should be expected to fluctuate. You should purchase Fund shares only as a supplement to an overall investment program and only if you are willing to undertake the risks involved.


                            MANAGEMENT OF THE FUND

     George M. Ruby (the "Investment Adviser"), who maintains his office at 648 Regency Drive, Pittsburgh, Pennsylvania 15239, serves as the Fund's investment adviser, subject to the overall authority of the PCF's Board of Directors. During the past five years, Mr. Ruby has worked as a commercial real estate broker. For his services as the Fund's Investment Adviser, he will be paid an advisory fee at an annual rate of 1.00% of the daily net assets of the Fund.

     American Data Services, Inc. ("ADS"), located at 24 West Carver Street, Huntington, New York 11743, provides the PCF and the Fund with accounting services, pursuant to a Fund Accounting Services Agreement with PCF dated November 1, 1995. For these services ADS is paid a monthly fee based on the average net assets of each of the funds offered by PCF, including the Fund, during the prior month on the following scale: under $2 million - $600; from $2 million to $5 million - $800; from $5 million to $10 million - $1,100; from $10 million to $15 million - $1,400; from $15 million to $20 million - $1,700; from $20 million to $25 million - $2,000; and for amounts over $25 million - $2,000 plus 1/12th of .0275% on all average net assets in excess of $25 million. Fees are subject to increase to reflect the annual change in the Consumer Price Index for the Northeast region. The Fund is also to reimburse ADS for its out-of-pocket expenses incurred in connection with this work.

     ADS is also acting as the transfer agent for the Fund. For these services it will receive a monthly fee of the greater of $200.00 or $10.00 per account which is open at any time during the year plus certain transaction fees. These fees are subject to annual increase to reflect the Consumer Price Index for the Northeast region.

     PCF has entered into an administrative services agreement with
James M. Beimel, Jr., the President of    PCF    .  Under this
agreement Mr. Beimel, who does not receive a salary from    PCF or
the Fund, will perform all the needed administrative services for
   PCF and all of its funds, including     the Fund, including
providing space for PCF's offices in Pittsburgh. Mr. Beimel has entered into a sub-administrator agreement with ADS whereby it will
perform certain of the administrative functions needed by    PCF
and     the Fund.  The total monthly fee for both Mr. Beimel and ADS under these agreements is 1/12 of 0.5% of the combined average net assets of PCF's funds, with a minimum fee of $5,000 per month. The fees are subject to annual increase to reflect the Consumer Price Index for the Northeast region. Of the total fee amount, Mr. Beimel will receive each month minimum of $4,000. Mr. Beimel and ADS will be reimbursed for their out-of-pocket expenses in connection with performing the agreements, other than those costs which Mr. Beimel has
specifically agreed to assume on the Fund's behalf.     Neither PCF
nor the Fund has any employees.

     Dunwoody Brokerage Services, Inc. ("Dunwoody") is the Fund's distributor. It is located at 8309 Dunwoody Place, Atlanta, Georgia 30350-3307.

     Mr. Ruby, the Fund's Investment Adviser, is acting as custodian for the Fund under a self-custody arrangement permitted under the applicable laws.


                             PORTFOLIO BROKERAGE

     The Adviser intends to direct brokerage through one or more brokerage firms, none of which will be an affiliate of the Fund, based on best price and execution. The Board of Directors of the Fund must periodically determine that the brokerage fees are fair and reasonable.


                              PORTFOLIO TURNOVER

     The rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Investment Adviser believes that portfolio changes are appropriate. It is anticipated that the annual portfolio turnover rate for the Fund ordinarily will approximate 100%. An annual turnover rate of 100% or more could occur, for example, if all, or more than all, of the securities in the portfolio are replaced within a period of one year. An annual turnover rate of 100% or more would result in the Fund paying more in brokerage fees in any given year than a mutual fund with a less active investment adviser.


                         RULE 12b-1 DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that the Fund may incur certain costs in connection with the distribution of the Funds shares. In any year those costs will equal the expenses the Fund may incur in the distribution of the Fund's shares, other than distribution expenses incurred by the Fund's primary distributor Dunwoody Brokerage Services, Inc., (including reasonable allocation of overhead) but will not exceed 0.25% per annum of the Fund's daily net assets. The Plan is intended to benefit the Fund through increased sales of shares, thereby reducing the Fund's expense ratio and providing an asset size that will allow the Adviser greater flexibility in management.
Amounts paid under the Plan and a related Distribution Assistance Agreement are paid to the Fund's administrator James Beimel, for his services in marketing the Fund and may be spent by him on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, expenses (including overhead and telephone expenses) of printing of prospectuses and reports for other than existing shareholders, and advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) will be based on the percentage of utilization in, and time devoted to, distribution activities. Each expenditure must be specifically approved in advance by the Board of Directors and by the President of PCF and persons authorized to make expenditures must provide at least quarterly to the Board, and Board is required to review, a written report setting forth amounts expended and the purposes for which the expenditures were made. Payments pursuant to the Distribution Plan are included in the operating expenses of the Fund.


                         HOW SHARES MAY BE PURCHASED

     An investor wishing to purchase shares of the Fund should use the Aggressive Growth Fund Share Purchase Application. A copy of that Application is contained in the back of this Prospectus. A copy may also be obtained from any broker with whom Dunwoody, the Fund's primary distributor, has a dealer agreement. The executed application, together with the investor's check made payable to Penn Capital Funds, Inc. should be transmitted to the Fund, c/o Star Bank, N.A., P.O. Box 640153, Cincinnati, Ohio 45264-0153. Share purchases become effective at the offering price next determined after receipt of the above.

     Shares of the Fund are continuously offered and may be purchased at an offering price equal to the net asset value per share next determined following the time of sale plus the applicable sales charges. The offering price is computed once daily at 4:00 p.m. New York time each day the New York Stock Exchange is open. (See "Calculation of Net Asset Value").

     The minimum initial investment in the Fund is $500. Subsequent investments must be in the minimum amount of $50. Investments under tax qualified plans sponsored by PCF will be subject only to the minimum investment requirements specified in such plans. The amount of sales charge is computed in accordance with the following schedule:


                                                                        Dealer
                                                                      Discount
                              Sales Charges as % of                    as % of
                               Amount        Offering                 Offering
Amount of Purchase             Invested      Price                       Price

Less than $100,000              4.99%        4.75%                       4.00%
$100,000 but under $250,000     3.90%        3.75%                       2.85%
$250,000 but under $500,000     2.56%        2.50%                       2.00%
$500,000 but under $1,000.000   2.04%        2.00%                       1.60%
$1,000,000 but under $3,000,000 1.01%        1.00%                       0.80%

There is no sales charge on purchases of $3,000,000 and above. If investments at net asset value are made, the distributor will pay the dealer a fee of .15% of the amount invested out of its sales commission, or if there is no commission on that sale, out of sales commissions from other sales or its own resources.

     Purchases of Fund shares are aggregated in determining the applicable level of sales charge. The above scale of sales charges applies to purchases made at one time by a single purchaser or by an individual, his spouse or their children under the age of 21. The scale also applies to share purchases made at one time for a single trust or fiduciary account, including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code.

     Under certain other circumstances shares may also be purchased at net asset value without a sales charge. The shares of the Fund will be offered and sold without a sales charge to those investors who have redeemed securities or an interest in securities issued by other investment companies (including unit investment trusts) not affiliated with PCF in order to invest in the Fund. You must provide appropriate documentation that the redemption occurred not more than 60 days prior to the reinvestment of the proceeds in shares of the Fund, and that you either paid an up-front sales charge or contingent deferred sales charge in respect of the redemption of such shares of such other investment company. Finally, shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

PRE-AUTHORIZED CHECK PLAN

     Shareholders may accumulate Fund shares regularly each month by means of pre-authorized bank drafts drawn on their checking accounts. Such a plan is voluntary and may be discontinued by the shareholder at any time without penalty. To participate in this plan, shareholders should request signature authorization cards from Dunwoody or from any broker/dealer having a dealer agreement with Dunwoody.

WRITTEN STATEMENT OF INTENTION

     A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating his/her investments over a 13-month period for purposes of determining the sales charge (as calculated from the above chart) applicable to the investments made over that time. The amount of the aggregate investment can be calculated to include purchases of shares of the Fund made by the investor over a 13-month period based on the total amount of intended purchases plus the purchase price of all shares of the Fund previously purchased and still owned. An alternative method of calculation is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales commission applicable to the amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the commissions applicable to the aggregate amount of purchases actually made and the amount of commissions previously paid.

     To insure compliance with provisions of the Investment Company Act out of the initial purchase, 5% of the total dollar amount of intended purchases stated in the Letter of Intent will be held in escrow in the form of shares (computed to the nearest full share at the applicable public offering price) registered in the purchaser's name. These shares will be held in escrow at ADS. Dividends and capital distributions paid with respect to these shares will be used to purchase shares of the Fund at its then current net asset value. Shares so purchased will be applied to reduce the investor's total shares to be purchased under the Letter of Intent.

     When the total amount of purchases actually made pursuant to the Letter of Intent equals the amount specified in the Letter, the escrow shares will be released from restriction.

     If the total amount of purchases actually made pursuant to the Letter of Intent is less than the amount specified in the Letter, the purchaser must remit to PCF an amount equal to the difference between the dollar amount of sales charges actually paid by the investor and the amount of sales charges which would have been paid on the total purchases if all such purchases had been made at a single time. If within 10 business days after it makes a written request, PCF does not receive said difference in sales charges, PCF will redeem an appropriate number of escrow shares to realize such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to PCF for the difference. The remaining shares after the redemption will be deposited in the investor's account unless PCF is otherwise instructed.

     The purchaser irrevocably constitutes and appoints PCF as his/her attorney to surrender for redemption any or all shares on the books of the Fund under the conditions previously outlined.

RIGHT OF ACCUMULATION

     Reduced sales charges are also applicable to Fund shares purchased by a person if the dollar amount thereof, plus the value of shares of the Fund then held of record by such person (valued at their current offering price or at their original purchase price, whichever is greater), equals $100,000 or more.

     Dunwoody must be promptly notified of each sale which entitles a shareholder to this reduced sales charge. The notice to Dunwoody may come from either the shareholder or the shareholder's dealer, and notice from either will be sufficient to entitle the shareholder to the reduced sales charge.


                        CALCULATION OF NET ASSET VALUE

     The net asset value per share is computed as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time), on each day the New York Stock Exchange is open for business. The Fund observes the following holidays and does not calculate net asset value on those days: New Years Day, Memorial Day, Fourth of July, Labor Day, Thanksgiving, and Christmas, or the day on which any of such holidays is observed as a federal holiday. For purposes of determining net asset value, options contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. The net asset value per share is calculated by determining the value of the Fund's assets, subtracting its liabilities and dividing the result by the total number of shares outstanding.

     Current values for the Fund's securities are determined as follows:

1. Securities that are traded on a national securities exchange or on the over-the-counter Nasdaq National Market are valued on the basis of the last sales price on the exchange where primarily traded or Nasdaq prior to the time of the valuation, provided that a sale has occurred and that this price reflects current market value according to procedures established by the Board of Directors;

2. Securities traded in the over-the-counter market, other than on Nasdaq, for which market quotations are readily available, are valued at the mean of the bid and asked prices at the time of valuation;

3. Short-term debt instruments with remaining maturities of sixty days or less are valued at market value, if market quotations are available, or amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), if market quotations are not available, which, when combined with accrued interest approximates market and which reflects fair value as determined by the Fund's Board of Directors; and

4. Short-term debt instruments with remaining maturities of more than sixty days, for which market quotations are readily available, are valued at current market value. If such security was traded on the valuation date, current market value is the last quoted sale price. In the absence of a sale on the valuation date, the mean of the current closing bid and ask prices is used.

5. In the event a listed security does not trade on an exchange on any given date, the security value is the mean of the bid and asked prices of any market makers making a market in such listed security. In the absence of such mean prices, the valuation is the fair value as determined in good faith by the Board of Directors in accordance with its procedures.


                        TAX-SHELTERED RETIREMENT PLANS

     Shares of the Fund are available for purchase in connection with the following tax sheltered retirement plans:

-- Tax Sheltered Custodial Plan Section 403(b)(7) for those persons who are employees of tax exempt charitable, religious and educational organizations

-- Individual Retirement Account Plans for individuals.

Detailed information concerning these plans is available from Dunwoody. That information should be read carefully before deciding to invest, and the investor may wish to consult with a tax advisor. That information describes the Federal income tax consequences of establishing a plan. ADS, as trustee of all such plans, charges a $13 annual maintenance fee (subject to change by the trustee) for each retirement plan account.


                          REDEMPTION AND REPURCHASES

     Shares of the Fund may be redeemed at any time at their current net asset value next determined after the Fund receives a redemption request in proper form. The value of shares of the Fund on redemption may be more or less than the shareholder's initial cost, depending upon the market value of the Fund's assets at the time. Redemption requests should be sent to Star Bank, N.A., P.O. Box 640153, Cincinnati, Ohio 45264-0153.

     The shares of the Fund will be redeemed and the redemption proceeds will be paid to the person(s) entitled thereto within seven days after receipt by the Fund of the following items:

1. A written request for redemption which sets forth the name(s) in which the account is registered, the account number, and the number of shares or the dollar value of the shares to be redeemed. Shareholders requesting redemption must have their signatures guaranteed either by a national bank or trust company, a state bank which is a member bank of the Federal Reserve System or the Federal Deposit Insurance Corporation, or by a member firm of a national securities exchange or a firm that is a member of the National Association of Securities Dealers, Inc.

2. Such additional documents as the Fund may require in the case of shares held by a corporation, trustee, executor or administrator.

     In addition, if a check (including a certified or cashier's check) issued for the purchase of shares being redeemed has not cleared, then a request for redemption will be held up until such check has cleared, which may take up to 15 days, although the shares being redeemed will be priced for redemption at the next determined net asset value. The "next determined net asset value" will be the first net asset value per share computed after receipt of the redemption request.

     The Fund has appointed ADS as its agent to accept orders from dealers by wire or telephone for the redemption of Fund shares. The Fund may revoke or suspend its authorization at any time. It is the dealer's responsibility to promptly transmit redemption orders. The redemption price will be the per share net asset value next computed after receipt of a redemption order placed by the shareholder's dealer by telephone or telegraph. Payment of the redemption proceeds will be made to the dealer who placed the redemption order promptly upon delivery of a stock power with signature(s) guaranteed as described above. If any supporting documents are necessary, these must be forwarded simultaneously. Dealers may charge a fee for handling your redemption transactions.

     The Fund and ADS will employ reasonable procedures to confirm that instructions communicated by dealer's telephone are genuine, including use of dealer numbers, call-backs and receipt of written confirmation. The Fund and ADS may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not employed.

     The Board of Directors has authorized the Fund to redeem all Fund shares in any shareholder account which has a total value of $500 or less due to redemptions. Prior written notice of at least sixty days must be given to any shareholder before such a redemption may take place. If the shareholder increases the value of his/her account through the purchase of additional shares to an amount equal to or greater than $500 by the end of the sixty-day period or such longer period as indicated, no such automatic redemption will take place. Shareholders making a minimum initial investment of $500 should be aware that the Fund may redeem the entire shareholder account if the value of shares in the account falls below $500 due to redemptions.


                          AUTOMATIC WITHDRAWAL PLAN

     Any shareholder who owns or purchases shares of the Fund which are valued at $10,000 or more, may establish an Automatic Withdrawal Plan under which he/she will receive a monthly or quarterly check in a stated amount which cannot be less than $50.

     Dividends and distributions with respect to the shareholder's account must be reinvested in the Fund at net asset value, and shares of the Fund will be redeemed as necessary to meet withdrawal payments.

     A shareholder may request that the amount of the withdrawal be calculated on the basis of a selected percentage of the aggregate net asset value of his/her account as of the end of the preceding year. This will result in a fixed dollar amount for each withdrawal.

     Redemption of shares for withdrawal purposes may reduce or even liquidate the account. A withdrawal plan may be terminated at any time by the shareholder. Purchases of additional shares made concurrently with withdrawal are undesirable because of the sales charges when purchases are made. While an occasional lump sum investment may be made by a shareholder who is maintaining an automatic withdrawal plan, such investment should normally be in the amount of $10,000 or more.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

     PCF has elected to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund will distribute to shareholders substantially all of their investment income semiannually in June and December and will distribute substantially all of its net capital gains, if any, in December of each year. All dividends and capital gains distributions made will be reinvested in additional shares of the Fund at net asset value per share as of the payment date, unless the shareholder otherwise elects by notifying the Fund in writing or by checking the appropriate box on the Fund application.

     Each PCF fund is treated as a separate corporation for Federal tax purposes. Any net capital gains recognized by a fund in a tax year will be distributed to its investors without need to offset (for Federal tax purposes) such gains against any net capital losses of another fund. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders, it is not expected that the Fund will be required to pay any Federal income tax.

     However, shareholders of the Fund normally will have to pay Federal income taxes, and any applicable state and local taxes, on the dividends and capital gains distributions they receive from the Fund, whether or not they are reinvested in additional shares of the Fund. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. Information as to the tax status of dividends and distributions paid by the Fund on its shares will be sent annually to shareholders after the close of each year.

     You should consult your tax adviser regarding specific questions as to Federal, state and local taxes.


                            ADDITIONAL INFORMATION

     Penn Capital Funds, Inc. is an open-end, diversified management investment company located at 216 Boulevard of the Allies, 6th Floor, Pittsburgh, Pennsylvania 15222. It was incorporated under the laws of the Commonwealth of Pennsylvania on February 27, 1991. The Fund has 300,000,000 authorized shares of common stock, no par value. The Board of Directors may classify or reclassify any unissued shares of common stock into any number of classes or series of common stock. It is the Board's intention, over time, to create several additional classes or series of common stock, each to be an interest in a different investment fund with differing investment approaches. The Board may set or change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms or conditions of redemption of any class of unissued shares of common stock.

Description of Shares

     The securities offered hereby are shares of Series B Common Stock
- Aggressive Growth Fund.  There are 10,000,000 shares of common stock
classified in this Fund.      Each share of common stock of the Fund
is without par value, represents an equal proportionate interest in the Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared
in the discretion of PCF's Directors.    All consideration received by
PCF for the issue or sale of shares of any class of common stock, together with all assets in which that consideration is invested and reinvested, income, earnings, profits and proceeds thereof, including any proceeds derived from the sales, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds will belong solely to the class of common stock with respect to which such assets, payments or funds were received by PCF. Currently, no class of securities of PCF other than common stock of the Fund is outstanding.

     Shareholders are entitled to one vote for each full share held (and a fractional vote for each fractional share held), and will vote in the aggregate and not by class except as otherwise expressly required by law. See the Statement of Additional Information, "Capital Stock", for a description of each Fund's voting rights.

     Shareholders have no preemptive rights. Shares when issued will be maintained in book entry form. Paper certificates will not be issued. Shares when issued will be fully paid and nonassessable, and there are no restrictions on their transferability.

Shareholder Inquiries

     Shareholders may direct inquires to the Fund at its offices at 216 Boulevard of the Allies, 6th Floor, Pittsburgh, Pennsylvania
15222; telephone (412) 281-2754.

Withholding

     Mutual funds are required to withhold 31% of dividends, distributions of capital gains and redemption proceeds from accounts without a valid social security or tax identification number. You must provide this information when you complete the Fund's application and certify that your are not currently subject to backup withholding. The Fund reserves the right to close by redemption accounts for which the holder fails to provide a valid social security or tax identification number.

Shareholder Meetings

     PCF will hold both annual and special shareholder meetings at times and places to be determined by the Board of Directors.

                           PENN CAPITAL FUNDS, INC.














                            AGGRESSIVE GROWTH FUND











                     Statement of Additional Information
                                  May , 1996


This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the Aggressive Growth Fund of Penn Capital Funds, Inc. (dated May , 1996). A copy of the prospectus may be obtained by writing the Distributor, Dunwoody Brokerage Services, Inc., 8309 Dunwoody Place, Georgia 30350-3307.

     This Statement of Additional Information relates only to the Aggressive Growth Fund Series of Penn Capital Funds, Inc. Information relating to the Asset Allocation Fund Series is contained in Post-Effective Amendment No. 7.

                           PENN CAPITAL FUNDS, INC.
                     Statement of Additional Information
                                  May , 1996


                              Table of Contents

General Information..........................................B-1
Investment Objective and Policies............................B-1
Aggressive Growth Fund.......................................B-1
Yield Disclosure.............................................B-1
Investment Restrictions......................................B-2
Additional Purchase and Redemption Information...............B-3
Tax-Sheltered Plans..........................................B-4
Individual Retirement Account Plan...........................B-4
Directors and Officers.......................................B-5
Investment Adviser...........................................B-6
Administrator................................................B-7
Rule 12b-1 Distribution Plan.................................B-7
Custodian....................................................B-8
Transfer and Dividend Agent..................................B-8
Independent Certified Public Accountants.....................B-8
Portfolio Brokerage..........................................B-9
Capital Stock................................................B-9
Distributor..................................................B-10

GENERAL INFORMATION

     PCF was incorporated under the laws of the Commonwealth of Pennsylvania on February 27, 1991. It has never operated under any other name and has only been engaged in business as an open-end management investment company.

INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the Aggressive Growth Fund's investment objectives and policies as set forth in the Prospectus dated May , 1996.

   AGGRESSIVE GROWTH FUND

     The Aggressive Growth Fund (the "Fund") is classified as being diversified which means that it will qualify as a diversified open-end management company under the Investment Company Act. The Fund will invest its assets so as to meet its concentration policy of investing less than 25% of its assets in any one industry group. Further, the Fund will invest its assets in such a manner that 75% of its assets will be diversified in the following manner: (a) no investments will be made in any company that exceeds 5% of the total net assets of the Fund; and (b) no investments will be made if such investment would cause the Fund to own more than 10% of the voting stock of any company. The remaining 25% of the Fund's net assets need not be diversified as specified in (a) and (b), but still may not violate the Fund's basic concentration policy.

YIELD DISCLOSURE

A non-money market fund must calculate yield based on a 30 day or one month period ended on the date of the most recent balance sheet. The following formula is to be used:

                                  6
          Yield =   2 [(a - b + 1) - 1]
                    -------------------
                         c x d

     Where a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement)
           c = the average daily number of shares outstanding during
               the period that were entitled to receive dividends
           d = the maximum offering price per share on the last day of the period

AVERAGE ANNUAL COMPOUNDED TOTAL RATE OF RETURN

                    n
            P(1 + T)  = ERV

     Where:
               P= a hypothetical initial payment of $1,000
               T= average annual total return
               n= number of years
               ERV= ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof)

The maximum sales load is to be deducted from the initial $1,000 payment. All dividends and capital gains are assumed to have been reinvested at the price in effect on the reinvestment date. Full redemption and any corresponding redemption or contingent deferred sales load are to be assumed as of the last day of each period.

INVESTMENT RESTRICTIONS

The following are fundamental investment policies of the Fund and may not be changed without the approval of a majority of the shareholders of the Fund:

1. The assets of the Fund will normally be fully invested, with 90% of its total net assets invested in common stock and American Depository Receipts. However, during periods of unusual market conditions and, as a temporary defensive measure the Fund may invest up to 100% of its net assets in high-quality short-term money market instruments.

2. As to 75% of the market value of its total net assets, the Fund shall not:

     (a) invest more than 5% of the value of the net assets of the Fund in securities of one issuer (except cash or cash instruments and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

     (b) purchase more than 10% of the outstanding voting securities of such issuer.

3. Less than 25% of the total net assets of the Fund will be invested in the securities of issuers in any one industry.

4. Borrowings by the Fund are not permitted except (a) from banks for temporary or emergency purposes up to a maximum of 5% of the value of the total net assets of the Fund at the date of borrowing and (b) in an amount up to one-third of the value of the Fund's total assets, in order to meet redemption requests without immediately selling any securities. This borrowing provision is not for investment leverage purposes but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A liquidation would be inconvenient or disadvantageous if it would require a sale of securities during periods of temporarily depressed security prices, or if a sale would place the Fund in violation of rules relating to short security profits or cause an imbalance in the Fund's investment or diversification postures. Interest paid on borrowed funds will not be available for investment. While any such borrowings are outstanding, no investment securities may be purchased by the Fund. If the asset coverage of the indebtedness falls below 300%, the Fund may be required to sell certain of its portfolio securities to be in compliance with the Investment Company Act, which may be at a time when it is disadvantageous to dispose of such securities. The Fund will attempt to liquidate any such borrowings as soon as possible after they are incurred.

5. Securities of other issuers will not be underwritten and investments will not be made in restricted securities.

6. Investments in real estate or real estate mortgage loans will not be made.

7. No purchase or sale will be made of future contracts, commodities or commodity contracts or oil or gas interests.

8. Loans will not be made to other persons except by the purchase of the debt obligations in which the Fund is authorized to invest in accordance with its investment policies.

9. Short sales or purchases on margin and the writing of put and call options will not be permitted, but the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities.

10. The Fund will not issue senior securities, however, the Fund may borrow money from banks. (See Fundamental Investment Restriction 3 above.)

The following are significant investment policies of the Fund which are not deemed fundamental and may be changed without shareholder approval:

1. No investment will be made in the securities of any issuer for the purpose of exercising management or control.

2. Investments will not be made in foreign securities or foreign currencies, although the Fund may invest in the American
     Depository Receipts of non-U.S. Companies.

3. No more than 10% of the total net assets of the Fund will be invested in the securities of other investment companies.

4. The Fund will not purchase any security if, as a result, the Fund would then have more than 5% of its total net assets (taken at current value) invested in the securities of companies (including predecessors) less than three years old.

5. The Fund will not purchase or retain securities of any company if, to the knowledge of the Fund, Officers and Directors of the Fund or of the Adviser who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.

With respect to Fundamental Investment Restriction 3, the Fund will not engage in such activities to in an amount in excess of 5% of its net assets and does not expect to do so during the coming year.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Orders for the purchase of shares of the Fund received prior to 4:00 p.m. on any day on which the New York Stock Exchange is open for business will be priced at the per share net asset value computed for that day. Orders received after that time or on Saturdays, Sundays or holidays will be priced at the per share net asset value next computed.

The Fund's Board of Directors may suspend the right of redemption or postpone the date of payment upon redemption when:

1. The New York Stock Exchange is closed for other than customary weekend or holiday closings or trading on such Exchange is restricted;

2. There exists an emergency as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or
(b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets;

3. For such other periods as the Securities and Exchange Commission may permit for the protection of the shareholders.

     Payment for shares redeemed may be made either in cash or in kind or partly in cash and partly in kind. However, the Fund has elected, pursuant to rule 18f-1 under the Investment Company Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any ninety (90) day period for any one shareholder. Payments will be made wholly in cash unless the Board of Directors believes that conditions exist which would make such a practice detrimental to the best interests of the Fund. Any portfolio securities paid or distributed in kind would be valued as described under "Determination of Net Asset Value". Subsequent sale of such securities may require payments of brokerage commissions by a shareholder.

     Shares are issued in book entry form. No paper certificates are issued. The Fund reserves the right to reject any purchase order.

TAX-SHELTERED PLANS

     For those persons who are employees of tax exempt charitable, religious and educational organizations [technically, organizations described in Internal Revenue Code Sections 501(c)(3) and 170(b)(1)(A)(ii)], there is available through the distributor, Dunwoody Brokerage Services, Inc., a Model Tax-Sheltered Custodial Plan for investment of retirement funds in shares of the Fund under Code Section 403(b)(7). This plan is established with the intention that it will qualify and remain qualified under Code Section 403(b)(7), and it may be amended prospectively or retrospectively to meet the requirements of that Section.

     Persons interested in the Plan should consult a qualified tax advisor.

     Copies of the Plan Application, the Custodial Plan and supporting documents as well as further detailed information concerning the Plan may be obtained from Dunwoody Brokerage Services, Inc.

INDIVIDUAL RETIREMENT ACCOUNT PLAN

     Individuals, who are not active participants (and who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an Individual Retirement Account ("IRA"). The IRA deduction is also for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals may make nondeductible IRA contributions to a separate account to an extent that they are not eligible for a deductible contribution. Income earned by an IRA will continue to be tax deferred. Income dividends and capital gain distributions on Fund shares held in the account accumulate free from Federal income tax.

     Because investments in the IRA are intended to provide a retirement fund and because the Internal Revenue Code imposes penalties on premature distributions from an IRA, investors should carefully consider the investment objectives of the Fund and consult with a qualified tax advisor prior to establishing an IRA.

     If you wish to establish an Individual Retirement Account, the necessary forms, including an Individual Retirement Custodial Account Form and further detailed information regarding the Account, are available from Dunwoody Brokerage Services, Inc., 8309 dunwoody Place, Atlanta, Georgia 30350-3307; telephone (800) 537-9165.

     Included with the forms that you will receive will be a Disclosure Statement which you should read carefully. This Disclosure Statement sets forth important Federal tax and other information concerning the account. An Individual Retirement Account which is established on the day of receipt of the Disclosure Statement may be revoked within seven days after the account is established. An Account established more than seven days after the date of the receipt of the Disclosure Statement may not be revoked.

     Each Plan provides for a Custodian. For providing its services, the Custodian will receive the following fees:

     Annual Maintenance Fee        $13.00

     Periodic Distribution Fee     $15.00/year

     Lump Sum Distribution Fee     $15.00

     The Annual Maintenance Fee compensates the Custodian for maintaining the account. The Lump Sum Distribution fee occurs when there is a complete account liquidation, either to the account owner or for transfer to another Custodian. The Periodic Distribution Fee covers the situation where an individual is in the payout phase of a Tax-Sheltered Account and is receiving monthly or quarterly checks on a regular periodic basis. The fees are charged per plan. The total charge per account will be at least $13 per year. What additional charges will be assessed against a particular account is dependent on when and if lump sum or periodic distributions are made.

DIRECTORS AND OFFICERS

     The Directors and Officers of Penn Capital Funds, Inc., their addresses, principal occupations during the past five years and their affiliations, if any, with the Fund's adviser, International Investments, Inc., its distributor, Dunwoody Securities, Inc., and its administrators, James M. Beimel, Jr. and American Data Services, Inc., are as follows:


                         Offices        Principal
Name and Address         With Fund      Occupation
Joseph M. Jacobs         Chairman       Deputy Director of the
274 Sleepy Hollow Rd.    and Director   Dept. of Budget and
Pittsburgh, PA 15228                    Finance, Allegheny
                                        County, PA

James M. Beimel, Jr.*    President      President of the
172 Surrey Drive                        Fund
Delmont, PA 15626

Kathleen A. Donnelly     Director       Attorney
531 Greenfield Avenue
Pittsburgh, PA 15207

* Mr. Beimel is deemed to be an "interested person" of the Fund in that he is an officer of the Fund and has an administrative services contract with the Fund.

     Mr. Jacobs has held his current position for over five years.
Mr. Beimel has been consulting with PCF since August, 1995 on all aspects of its operations. From January, 1993 to August, 1995, he was employed by the Vanguard Group, Valley Forge, Pennsylvania, a major mutual fund group, where he worked primarily on marketing and related matters. From January, 1991 to January, 1993, he was employed by and worked as a consultant in the area of financial management for Unisis, Inc., a major computer manufacturer located in Blue Bell, Pennsylvania. Ms. Donnelly has been a self-employed attorney since September, 1995. Prior to that she was employed as an attorney by Penn Capital Management, Inc. from May, 1995 to September, 1995, and from May, 1990 to May, 1995, was a budget analyst for Equitable Resources, Inc., Pittsburgh, Pennsylvania.

     During the fiscal year ended September 30, 1995, the Fund did not pay any directors' fees or reimburse director expenses. The Fund's arrangement with directors is that, at some time in the future when its economic situation warrants it, it will reimburse each director who is not an "interested person" of the Fund for expenses incurred in connection with attendance of meetings of the Board of Directors and to pay each such director an annual fee of $2,000 and $250 for each meeting of the Board of Directors attended. On February 15, 1996, the directors and officers, as a group, owned less than 1% of the outstanding shares of the Fund and, to the knowledge of the Fund, no person owned of record or beneficially 5% or more of the outstanding shares of the Fund.

     None of the officers or directors of PCF has any affiliation with the Fund's investment adviser, George Ruby or American Data Services, Inc.

INVESTMENT ADVISER

     George M. Ruby (the "Investment Adviser") serves as the investment adviser to the Fund and has done so since its organization. The Investment Adviser does not act as an investment manager to any individual client or any institutional client other than the Fund.

     The Investment Adviser receives a monthly fee at an annual rate of 1.00% of the daily net assets of the Fund. These fees are higher than those paid by most investment companies.

     The Advisory Agreement with the Investment Adviser will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons of the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's shareholders, on 90 day's written notice to the Investment Adviser in the event that a majority of the Board of Directors determines that the Investment Adviser has willfully violated Federal or states securities laws or rules and regulations adopted thereunder or committed a violation of any other law which renders him unfit to act as the adviser for the Fund, and by the Investment Adviser on the same notice to the Fund, and it will automatically terminate if it is assigned.

     The Advisory Agreement provides that it will not be deemed to protect the Investment Adviser against any liability to the Fund or its shareholders to which he might otherwise be subject by reason of any willful malfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his duties under the Advisory Agreement.

     The Fund will pay, among other expenses and fees, all taxes and brokerage costs, the Securities and Exchange Commission fees for federal registration of shares for sale to the public and for preparing, printing and filing any amendments or supplements to the federal registration statement of the Fund; state securities qualification and registration fees; issuance and redemption expenses; custodian, transfer and dividend disbursing costs; accounting, auditing and legal services; fidelity bonds and other insurance premiums necessary to the Fund's operation, including all or a portion of any Directors' and Officers' liability insurance premiums if the Fund is the sole insured or a joint insured under such a policy of insurance; the costs of preparing, printing and mailing of proxy materials and the costs of the annual and any special shareholders' meetings, as well as such extraordinary nonrecurring expenses as may arise, including litigation affecting the Fund and the legal right or obligation which the Fund may have to indemnify its Officers or Directors with respect thereto, unless the Fund has the right to receive such indemnity payments from the Investment Adviser, subject always to any reimbursement due to the Fund under any policy of insurance under which the Fund may be insured. The Fund will also arrange for the preparation of reports and filings to be made in states in which the Fund's shares are being sold.


ADMINISTRATOR

     James M. Beimel, Jr., the President of the Fund, and American Data Services, Inc. ("ADS") provide the administrative and clerical personnel necessary for the proper operation and general supervision of the affairs of the Fund, including preparing and maintaining the books, accounts and other documents required by the Investment Company Act of 1940, calculating the Fund's net asset value, keeping and maintaining shareholder records and responding to shareholder inquires, preparing the Fund's financial statements and tax returns, preparing reports and filings with the Securities and Exchange Commission (other than the Fund's registration statements), furnishing statistical and research data, clerical and bookkeeping services and stationery and office supplies, keeping and maintaining the Fund's financial accounts and records, and generally assisting in all aspects of the Funds operations.

     They perform these services pursuant to the Administrative
Services Agreement, Accounting Services Agreement and Transfer Agency and Services Agreement described in the Prospectus.

RULE 12B-1 DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to the requirements of Rule 12b-1 under the Investment Company Act. The Plan provides that the Fund may incur certain costs relating to the distribution of its shares, other than those paid by Dunwoody itself as the Fund's primary distributor. Mr. Beimel, as PCF's and the Fund's administrator is to be reimbursed by the Fund for these costs (including a reasonable allocation for overhead) provided that the costs may not exceed 0.25% per annum of the Fund's daily net assets. The Plan is intended to benefit the Fund through increased sales of shares, thereby reducing the Fund's expense ratio and providing an asset size that allows the adviser greater flexibility in management. Amounts paid under the Plan may be spent by Mr. Beimel on any activities or expenses primarily intended to result in the sale of the Fund's shares, including but not limited to, expenses (including overhead and telephone expenses) of printing of prospectuses and reports for other than existing shareholders, advertising and preparation and distribution of sales literature. Allocation of overhead (rent, utilities, etc.) will be based on the percentage of utilization in, and time devoted to, distribution activities. Distribution expenses incurred in a fiscal year which are in excess of the minimum amount permitted to be borne by the Fund under the Plan are borne by Mr. Beimel (i.e., they cannot be carried forward and paid in a subsequent year). Further, the Plan does not permit expenses incurred in one year to be paid out of amounts authorized to be spent in another year.

     The Plan will continue in effect as long as their continuance is specifically approved at least annually by the Board of Directors, including the Directors of the Fund who are not interested persons of the Fund and who have no director or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors"). The Plan may be terminated at any time by a vote of the Rule 12b-1 Directors or by a vote of a majority of the outstanding shares of the Fund. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders and the Board of Directors, including the Rule 12b-1 Directors. While the Plan is in effect, the selection and nomination of Directors who are not interested persons of the Fund will be committed to the discretion of the directors of the Fund who are not interested persons of the Fund. The Board of Directors must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by Mr. Beimel.

CUSTODIAN

     George M. Ruby, the Fund's Investment Adviser, acts as the custodian for the Fund, and has custody of all securities and cash of the Fund. He attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. Mr. Ruby does not have physical custody of any securities, however. They are held by a registered broker dealer as nominee for the Fund. Mr. Ruby is not affiliated with the Fund or any of its affiliates. Mr. Ruby is not paid a fee for acting as custodian.

TRANSFER AND DIVIDEND AGENT

     American Data Services, Inc. serves as the Fund's Transfer and Dividend Disbursing Agent.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     McCurdy & Associates CPA's, Inc., with principal offices at 27955 Clemens Road, Westlake, Ohio 44145, act as the independent certified public accountants for the Fund. As such they audit and report on the Fund's annual financial statements, review certain regulatory reports, and perform other professional accounting, auditing, and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. The selection of independent accountants is subject to annual ratification by the Fund's shareholders.

PORTFOLIO BROKERAGE

     Decisions to buy and sell securities for the Fund are made by the Investment Adviser subject to review by the Fund's Board of Directors. The Investment Adviser intends to direct brokerage on the basis of the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among them are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price or from non-principal market makers who are paid commissions directly. The Adviser may allocate portfolio brokerage on the basis of recommendations to purchase shares of the Fund made by brokers, but only if the Adviser reasonably believes the commissions and transaction quality are comparable to that available from other brokers. Under the Investment Company Act, the Adviser is prohibited from dealing with the Fund as a principal in the purchase and sale of securities.

     In allocating brokerage business for the Fund, the Adviser may also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have some value, they are considered supplemental to the Adviser's own efforts in the performance of his duties under the Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.

CAPITAL STOCK

     In the election of directors, shareholders have the unconditional right of cumulative voting. This means that each shareholder will be entitled to as many votes as equals the number of shares registered in the shareholder's name multiplied by the number of directors to be elected at the meeting. A shareholder may cast all of such votes for one nominee or distribute them among any two or more nominees. Directors are elected by a plurality of the votes cast by the holders of the Fund's common stock entitled to vote in the election of directors at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) have no effect on the election of directors except to the extent the failure to vote for an individual results in that individual not receiving a sufficient number of votes to be elected.

DISTRIBUTOR

     Dunwoody Brokerage Services, Inc. ("Dunwoody") serves as the Fund's distributor in a continuous offering of the Fund's shares pursuant to a Underwriting Agreement dated February 1, 1996. For these services, it receives a sales charge (currently ranging from 1.00% to 4.75% based on the size of the investment) payable by an investor upon the purchase of shares of the Fund.

                                    PART C
                              Other Information

Item 24.  Financial Statements and Exhibits
     (a)  Financial Statements - Aggressive Growth Fund
          (i) Financial Statements included in Part A of the
          Registration Statement: None
          (ii) Financial Statements included in Part B of the
          Registration Statement: Not Applicable

     (b)  Exhibits
          1.  Restated Articles of Incorporation****
          1.a. Statement With Respect To Shares
          2.  By-Laws**
          3.  Inapplicable
          4. Article IV of the Restated Articles of Incorporation incorporated by reference to Exhibits 1 and 1a hereto.
          5.  Investment Advisory Agreement dated June 15, 1995
          6.  (a) Underwriting Agreement dated February 1, 1996#
          7.  Inapplicable
          8.  Inapplicable
          9.  (a) Transfer Agency and Service Agreement dated November
          1, 1995   #
              (b) Administrative Services Agreement dated February 1,
          1996   #
          10.  Opinion of Counsel
          11. Consent of Independent Auditors
          12. Inapplicable
          13. Inapplicable
          14. Inapplicable
          15. Distribution Plan   #
          16. Inapplicable
          17. Inapplicable
          18. Inapplicable

* Incorporated herein by reference to the Registration Statement of Registrant on Form N-1A filed on or about March 20, 1991.
** Incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registration Statement of Registrant on Form N-1A filed on or about August 6, 1991.
*** Incorporated herein by reference to Pre-Effective Amendment No. 4 to the Registration Statement of Registrant on Form N-1A filed on or about September 6, 1991.
****Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Registrant on Form N-1A filed on or about October 24, 1994.
   #Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Registrant on Form N-1A filed on or about March 6, 1996.

Item 25.  Persons Controlled by or Under Common Control with
Registrant
     Inapplicable

Item 26.  Number of Holders of Securities
     As of March 11, 1996, there was one (1) holder of record of the shares of the Fund and 88 of PCF.

Item 27.  Indemnification
     Article VIII of the Registrant's By-Laws (Exhibit 2 hereto, which is incorporated herein by reference) and Sections 1741 - 1747 of the Pennsylvania Business Corporation Act of 1988 provide, in effect, that the Registrant will indemnify its officers and directors under certain circumstances. However, in accordance with Sections 17(h) and 17(i) of the Investment Company Act and by its own terms, said By-Law does not protect any person against liability to the Registrant or its shareholders to which he/she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his/her office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser Information pertaining to business and other connections of the
Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Management of the Fund" and to the section of the Statement of Additional Information captioned
"Investment Adviser".     Mr. Ruby is a licensed real estate broker in
the Commonwealth of Pennsylvania.

Item 29.  Principal Underwriters
     (a) Inapplicable
     (b) Inapplicable
     (c) Inapplicable

Item 30.  Location of Accounts and Records
     All such accounts, books and other documents are maintained at the offices the Registrant, 216 Boulevard of the Allies, 6th Floor, Pittsburgh, Pennsylvania 15222, the offices of American Data Services, Inc., sub-administrator, provider of accounting services and transfer agent of the Fund, 24 West Carver Street, Huntington, New York 11743,
   or at the offices of George M. Ruby, the Fund's custodian, 649 Regency Drive, Pittsburgh, PA 15239.


Item 31.  Management Services
     Inapplicable

Item 32.  Undertakings
     (a) Inapplicable
     (b) Registrant undertakes to file a post-effective amendment, using financial statements for its Aggressive Growth Fund which need not be certified, within four to six months from the effective date of the post-effective amendment to Registrant's 1933 Act Registration Statement which first registers shares of its Aggressive Growth Fund.
     (c) Registrant undertakes to furnish each person to whom a prospectus for its Aggressive Growth Fund is delivered with a copy of the Registrant's latest annual report to shareholders with respect to the Aggressive Growth Fund upon request and without charge once such annual report is available.
     (d) Registrant undertakes to have a majority of the non-interested directors determine at least annually that the arrangement concerning liability insurance for each Series of Penn Capital Funds, Inc. satisfied the standards contained in
     Section 17(d)-1(d)(7)(i) and (ii) of the Investment Company Act.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of
Pittsburgh and the State of Pennsylvania on the    8th     day of
March, 1996.

                              Penn Capital Funds, Inc.


                              By:/s/ James Beimel
                                        President


     Pursuant to the requirement of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

          Signature           Title               Date


  /a/ James Beimel            President (Principal  March 8, 1996
     James Beimel             Executive Officer)
                              and Director

  /s/ Joseph Jacobs           Director            March 8, 1996
      Joseph Jacobs

  /s/ Kathleen A. Donnelly    Director            March 8, 1996
      Kathleen Donnelly

  /s/ Karl Beimel             Treasurer           March 8, 1996
      Karl Beimel             (Principal Financial
                              and Accounting Officer)

                              INDEX TO EXHIBITS
                                                       Sequentially
                                                         Numbered
                                                           Page
                                                         Reference
Exhibits
     1.   Restated Articles of Incorporation****
     1.a. Statement With Respect To Shares
     2.   By-Laws**
     4.   Article IV of the Restated Articles of Incorporation
          incorporated by reference to    Exhibits 1 and 1a
          hereto.
     5.   Investment Advisory Agreement dated
          June 15, 1995
     6.   Underwriting Agreement dated February 1, 1996   #
     9.   (a) Transfer Agency and Service Agreement dated November 1,
          1995   #
          (b) Administrative Services Agreement dated February 1,
          1996   #
     10.  Opinion of Counsel
     11.  Consent of Independent Auditors
     15.  Distribution Plan   #

* Incorporated herein by reference to the Registration Statement of Registrant on Form N-1A filed on or about March 20, 1991.
** Incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registration Statement of Registrant on Form N-1A filed on or about August 6, 1991.
*** Incorporated herein by reference to Pre-Effective Amendment No. 4 to the Registration Statement of Registrant on Form N-1A filed on or about September 6, 1991.
**** Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement of Registrant on Form N-1A filed on or about October 24, 1994.
   #Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Registrant on Form N-1A filed on or about March 6, 1996.